UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 25, 2013 (Date of earliest event reported)
METROSPACES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-186559 (Commission File Number)	90-0817201 (IRS Employer Identification Number)

888 Brickell Key Dr., Unit 1102, Miami, FL (Address of principal executive offices)		33131 (Zip Code)
(305) 600-0407 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
          99.1     Press Release of Metrospaces, Inc., dated September 2, 2013
          99.2     Press Release of Metrospaces, Inc., dated September 2, 2013
          99.3     Press Release of Metrospaces, Inc., dated September 5, 2013
          99.4     Press Release of Metrospaces, Inc., dated September 16, 2013
          99.5     Press Release of Metrospaces, Inc., dated September 18, 2013
          99.6     Press Release of Metrospaces, Inc., dated September 23, 2013
          99.7     Press Release of Metrospaces, Inc., dated September 25, 2013

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROSPACES, INC.

Date: September 25, 2013	By:	/s/ Oscar Brito
Oscar Brito
President

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Metrospaces, Inc. dated September 2, 2013
99.2	Press Release of Metrospaces, Inc. dated September 2, 2013
99.3	Press Release of Metrospaces, Inc. dated September 5, 2013
99.4	Press Release of Metrospaces, Inc. dated September 16, 2013
99.5	Press Release of Metrospaces, Inc. dated September 18, 2013
99.6	Press Release of Metrospaces, Inc. dated September 23, 2013
99.7	Press Release of Metrospaces, Inc. dated September 25, 2013